UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 12, 2008 (February 12, 2008)

Syms Corp
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Syms Way, Secaucus, New Jersey		07094
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code		(201) 902-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing

On February 12, 2008, Syms Corp issued a press release announcing that it will apply to list its common stock on the NASDAQ Stock Market.  Syms Corp common stock currently trades on the Pink Sheets, LLC.  The Syms Board of Directors approved the transfer to the NASDAG on February 12, 2008.

The press release issued by the Company on February 12, 2008 is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated February 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP

By:	/s/ Marcy Syms
	Name:	Marcy Syms
	Title:	Chief Executive Officer

Dated:  February 12, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 12, 2008